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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 March 10, 2003
                Date of Report (Date of earliest event reported)


                               NORTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)




MICHIGAN                                0-32639             38-2995259
(State or other jurisdiction of         (Commission         (I.R.S Employer
incorporation)                          File Number)        Identification No.)



501 W. Main Street, Gaylord, Michigan                       49735
(Address of principal executive offices)                    (ZIP code)


Registrant's telephone number, including area code:    (989) 732-3502


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         North Bancorp, Inc. ("Corporation") previously disclosed, in Form 10-QSB filed November 14, 2002, that Steven D. Riozzi, Senior Vice President and Senior Lender of First National Bank of Gaylord ("Bank") had begun a nine week medical leave of absence on October 29, 2002. Mr. Riozzi returned from medical leave on January 6, 2003. On January 21, 2003 the Bank, a wholly owned subsidiary of the Corporation, terminated Mr. Riozzi's employment. In addition, Mr. Riozzi's status as an officer of the Corporation was also terminated on that date.

         The Corporation previously disclosed, in Form 10-QSB filed November 14, 2002, that John R. Kluck, President and Chief Executive Officer of the Corporation and the Bank, had begun a four to seven week medical leave of absence on November 13, 2002 to undergo surgery. Mr. Kluck returned from medical leave on January 6, 2003 and resumed his normal duties.

ITEM 9.  REGULATION FD DISCLOSURE

         The Corporation anticipates announcing its year end results for 2002 the week of March 24, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       Exhibit

         99      Press Release dated March 10, 2003.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORTH BANCORP, INC.



Date: March 10, 2003                  /s/ John R. Kluck
                                      ------------------------------------------
                                      John R. Kluck, President & Chief Executive
                                                     Officer


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                                 EXHIBIT INDEX


Exhibit                         Description
-------                         -----------

  99                    Press Release dated March 10, 2003.